UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2024

Traws Pharma, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Explanatory Note

On April 4, 2024, Traws Pharma, Inc. (formerly known as Onconova Therapeutics, Inc. (“Onconova”) (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that pursuant to an Agreement and Plan of Merger, dated April 1, 2024 (the “Merger Agreement”), by and among the Company, Traws Merger Sub I, Inc., a Delaware corporation (“First Merger Sub”), Traws Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub”), and Trawsfynydd Therapeutics, Inc. (“Trawsfynydd”), First Merger Sub merged with and into Trawsfynydd, pursuant to which Trawsfynydd was the surviving corporation (the “First Merger”). Immediately following the First Merger, Trawsfynydd merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity and a wholly owned subsidiary of the Company (the “Second Merger” and together with the First Merger, the “Merger”).

This Current Report on Form 8-K/A, amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements and accompanying notes of Trawsfynydd as of and for the years ended December 31, 2023 and 2022 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited financial statements and accompanying notes of Trawsfynydd as of and for the three months ended March 31, 2024 and 2023 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2024, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024, the unaudited pro forma combined statement of operations for the year ended December 31, 2023, and the related notes of Traws Pharma, Inc. with respect to the transaction described above, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit

23.1	Consent of EisnerAmper LLP, the independent auditors of Trawsfynydd Therapeutics, Inc.

99.1	Audited financial statements of Trawsfynydd, as of December 31, 2023 and 2022 and for the years then ended.

99.2	Unaudited financial statements of Trawsfynydd, as of and for the three months ended March 31, 2024 and 2023.

99.3	Unaudited pro form condensed combined financial information of Traws Pharma, Inc. as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2024	TRAWS PHARMA, INC.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer